UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 24, 2015

ANCESTRY.COM LLC

(Exact name of registrant as specified in its charter)

Delaware	333-189129-16	37-1708583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 West 4800 North, Provo, UT	84604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 705-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 24, 2015 at 11:00 AM Eastern Time, Tim Sullivan, CEO and Howard Hochhauser, CFO/COO of Ancestry.com LLC (the “Company”) will conduct a formal presentation and participate in one-on-one meetings at the J.P. Morgan Global High Yield & Leverage Finance Conference.

A copy of the Company’s presentation is furnished with this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1 – Business Update presentation dated February 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ANCESTRY.COM LLC (Registrant)

BY:	/s/ William C. Stern
William C. Stern
General Counsel

Date: February 24, 2015

INDEX OF EXHIBITS

Exhibit	Description

99.1	Business Update presentation dated February 24, 2015.